UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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BRADLEY PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Members of management of Bradley Pharmaceuticals, Inc. (the “Company” or “Bradley”) will deliver a presentation to Institutional Shareholder Services on October 13, 2006. A copy of material that will be used in the presentation is set forth below. In addition, a copy of the presentation appears on the Calendar of Events page of the Company’s website at www.bradpharm.com.

The Company makes no admission as to the materiality of any information in this report. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company makes, by press release or otherwise, from time to time.

New Horizons, New Accomplishments

BRADLEY PHARMACEUTICALS, INC.

Institutional
Shareholder Services

October 13, 2006

Bradley Pharmaceuticals, Inc.
Presentation to:

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that Bradley expects, believes or anticipates will or may occur in the future, such as sales and earnings estimates, other predictions of financial performance, timing of payments on indebtedness, launches by Bradley of new products, market acceptance of Bradley’s products, timing and amounts of repurchases of common stock and the achievement of initiatives to enhance corporate governance and long-term shareholder value. Forward-looking statements are based on Bradley’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond Bradley’s control. These risks and uncertainties include Bradley’s ability to:
estimate sales; comply with the restrictive covenants under its credit facility; refinance its credit facility, if necessary; access the capital markets on attractive terms or at all; favorably resolve the pending SEC informal inquiry and file required financial statements with the SEC in a timely manner; remediate its material weaknesses in its internal controls; maintain sales of its products; successfully acquire, develop, integrate, or sell new products, including POLYPHENON(R) E Ointment when and if approved by the
FDA and the products incorporating the delivery systems to be developed by Polymer Science; or
effectively react to other risks and uncertainties described from time to time in Bradley’s SEC filings, such as fluctuation of quarterly financial results, estimation of product returns, chargebacks, rebates and allowances, concentration of customers, reliance on third party manufacturers and suppliers, litigation or other proceedings (including the pending class action, shareholder derivative lawsuits and controversies or proceedings arising out of the current proxy contest), government regulation, stock price volatility and ability to achieve strategic initiatives to enhance long-term shareholder value. Further, Bradley cannot accurately predict the impact on its business of the approval, introduction, or expansion by competitors of generic or therapeutically equivalent or comparable versions of Bradley’s products or of any other competing products. In addition, actual results may differ materially from those projected.
Bradley undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Introduction

In attendance are:

Brent Lenczycki
   Vice President and
   Chief Financial Officer

Leonard S. Jacob, M.D., Ph.D.
   Chairman, Nominating
   and Corporate
   Governance Committee

Daniel Glassman
   President, CEO and
   Chairman of the Board

Bradley Board of Directors

Bradley Senior Management

Company Overview

Specialty pharmaceutical company

In-license, develop and bring to market patent-protected
pharmaceuticals

Create dynamic brands, leveraging core expertise of
aggressive, targeted marketing and sales

Target specialties include:

Dermatology

Podiatry

Gastroenterology

OB/GYN

Committed to creating shareholder
value

Company Overview

History

1985: Founded by Daniel Glassman,
Chairman, President and CEO

1991: Company shares list on the
NASDAQ via public offering

2003: Company lists on the NYSE: BDY

Headquarters

Fairfield, New Jersey

Employees

311, including 173 Sales
Representatives*

* As of September 30, 2006

DOAK DERMATOLOGICS
A SUBSIDIARY OF BRADLEY PHARMACEUTICALS, INC.

–
–
–

KENWOOD THERAPEUTICS
A DIVISION OF BRADLEY PHARMACEUTICALS, INC.

–
–
–

A. Aarons
A SUBSIDIARY OF BRADLEY PHARMACEUTICALS, INC.

–
–

BRADLEY PHARMACEUTICALS, INC.

Company Overview

Dermatologic and Podiatric Brands

125 Sales Representatives*

74.8% of Net Sales**

* As of September 30, 2006

** Quarter ended June 30, 2006

Gastrointestinal, Nutritional and Women’s Health brands

48 Sales Representatives*

25.2% of Net Sales**

Authorized Generic Versions of Doak & Kenwood Brands

Launched Q2 2006

18%
4%
49%
All Others
8%
21%
Keratolytic
Acne/Rosacea
Actinic Keratosis
Anesthetics
All Others

BRADLEY PHARMACEUTICALS, INC.

Major Brands - Doak

Adoxa®

Zoderm®

Rosula®

Solaraze® Gel

Keralac™

Carmol® 40

Zonalon®

LidaMantle®

Total Net Sales by Category for the 6 mos. ended June 30, 2006 as a percent of total Net Sales for the same period

Source: Form 10-Q for Quarter Ended June 30, 2006

85%
9%
Glutofac® ZX/MX
5%
1%
Gastrointestinal
Respiratory
Nutritionals
All Others

BRADLEY PHARMACEUTICALS, INC.

Major Brands - Kenwood

Entsol® /

Brontex®

Deconamine® /Tyzine®

Pamine®

AnaMantle® HC

Flora-Q®

Total Net Sales by Category for the 6 mos. ended June 30, 2006 as a percent of total Net Sales for the same period

Source: Form 10-Q for Quarter Ended June 30, 2006

All Others

ACQUIRE

ENHANCE

GROW

BRADLEY PHARMACEUTICALS, INC.

Strategically Expanding From…

Acquire the rights to products through acquisition
and mergers with other specialty pharmaceutical
companies

Enhance product brands by extending the lifecycle
of existing drugs and introducing product line
extensions

Grow through focused, aggressive marketing and
targeted promotion to achieve the highest return
on investment

In-License

•

Develop

•

Bring to Market

•

BRADLEY PHARMACEUTICALS, INC.

Strategically Expanding To…

Bring to Market patent-protected brands
positioned to fill unmet medical needs, and
leverage Bradley’s marketing & sales expertise to
deliver long-term shareholder value

In-License phase II and phase III drugs with long-
term intellectual property protection

Develop products in collaboration with our
partners and the FDA to complete clinical studies,
NDA approvals and commercialization

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$74.7
$96.7
$133.4
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Sales – 3 Full Years

Millions

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$33.2
$34.8
$28.2
$37.1
$61.4
$71.9
Quarter 1
Quarter 2
1st Half
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Sales 2005 vs. 2006

Millions

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$16.8
$8.0
$8.0
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Income – 3 Full Years

Millions

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$0.2
$0.1
$4.6
$2.3
$4.8
Quarter 1
Quarter 2
1st Half
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Income - 2005 vs. 2006

*

*   Includes an R&D expense for the initial payment to MediGene AG of $5.0 million and a share-based compensation charge of $927,000
**  Includes a share-based compensation charge of $922,000.

*** Includes a research and development expense for the initial payment to MediGene of $5 million and a share-based compensation charge of $1,849,000.

**

***

Millions

  Team Bradley

Key Success Factors

Name

Title

Experience (yrs)

Daniel Glassman

Chairman of the Board, President and CEO

36

Brent Lenczycki

VP, Chief Financial Officer

10

Bradley Glassman

Sr. VP, Sales & Marketing

10

Alan Goldstein

VP, Corporate Development

21

Ralph Landau, Ph.D.

VP, Chief Scientific Officer

14

William Renzo

VP, Trade/Managed Care Relations

18

Detailing/Selling

- Sales Reps
- Sample Distributors

Sampling

- Sales Reps
- Mail

Direct Print Promotion

- Mail
- Journals

Telemarketing

- Calls & Follow-up Mail
- Samples

Ancillary Support

- Convention Participation
- Dinner Meetings
- Peer Group Influence
- Focus Groups

BRADLEY PHARMACEUTICALS, INC.

  Synergistic Promotional Plan/Execution

Key Success Factors

Key Success Factors

Merger/Acquisition/Co-Marketing Activity – Last 5 Yrs

Merger/Acquisition/Co-Marketing Activity – Prior

Company

Transaction

Adams Respiratory

ENTSOL®

MediGene

Polyphenon® E

Lundbeck

Flora-Q®

Dermik

Benzamycin®, Klaron® ,

Noritate®

Company

Transaction

Mission Pharmacal

AnaMantle HC®

Quintiles

Bioglan

SkyePharma

Solaraze®

Company

Transaction

Bayer

LidaMantle®

Berlex

Deconamine®

Doak Pharmacal

Doak Pharmacal

Hoechst

Duadacin®

Kenwood Labs

Kenwood Labs

Procter & Gamble

Brontex®

Roche

Carmol®

Company

Transaction

Sandoz

AcidMantle®

Schering-Plough

Tyzine®, Nitroglyn® , Ircon ®,

Ipsatol®

Upjohn

Pamine®, Adeflor®

Upsher-Smith

Lubrin®

Tsumora

Trans-Ver-Sal ®,

Glandosane®

BRADLEY PHARMACEUTICALS, INC.

Expanded Initiatives to Increase Shareholder Value

Increasing Shareholder Value

Our Board and Senior Management initiated a plan earlier
this year to enhance long-term shareholder value by:

Improving and Expanding Product Offerings.

Strengthening Our Financial Profile.

Increasing Alignment with Shareholders’ Interests.

Focusing Intensely on Operations.

Increasing Shareholder Value

Improve and Expand Product Offerings.

In-License phase II and III drugs.

Develop and bring to market products with long-term intellectual property protection.

Expand existing partnerships and joint venture relationships.

Foster new strategic alliances that deliver a stronger product portfolio.

Increase focus on research and development activities.

Develop products organically with longer lifecycles.

Extend indications for current product portfolio.

In fulfilling this vision, we have acquired or in-licensed:

Solaraze® Gel - patent protected until 2016.

Polyphenon® E – (PDUFA date 10/28) patent protected until
2017.

Actively pursuing other opportunities.

Increasing Shareholder Value

Strengthen Financial Profile

Continue to remediate all material weaknesses previously
disclosed.

Implementing Information Technology controls, policies and
procedures.

Financial closing process:

Recruited Director of Finance responsible for overseeing
the financial closing process.

Recruiting additional personnel with accounting and
finance backgrounds.

Explore alternatives regarding indebtedness.

Implement a cost reduction program.

Increasing Shareholder Value

Increase Alignment with Shareholders’ Interests

Actively explore initiatives to improve shareholder value.

Continue to communicate the Company’s existing strategic plan in appropriate forums:

Industry analyst conferences.

Quarterly earnings conference calls.

Amended Credit Facility to permit repurchases of common stock.

Increasing Shareholder Value

Focus Intensely on Operation

Improve performance across Field Sales Force:

Establish enhanced goals and actions.

Improve training and accountability through field
operations.

Proxy Contest - Overview

Costa Brava has filed a proxy statement nominating three
people to be added to the Company’s Board and presenting
several proposals.  It has also issued other communications
to Bradley shareholders.

Costa Brava has criticized strategic steps taken by Bradley’s
Management Team and Board of Directors.

Costa Brava has made a number of inaccurate statements
and misrepresentations in its communications.

We believe that once you know the facts, you will agree
Costa Brava is not a “voice” that will benefit Bradley or its shareholders.

Proxy Contest - Overview

Costa Brava, its leader, Seth Hamot, and its other nominees
have little public company board experience and no
experience in the specialty pharmaceutical industry.

Costa Brava is a $125M hedge fund that has no track
record of increasing shareholder value.

We believe that Costa Brava’s vague, unsophisticated
“plan” for our Company and its activist, self-serving
agenda represent a risk to our shareholders.

Proxy Contest - Overview

The proxy fight to date demonstrates that the Costa Brava
nominees will not be able to work effectively with our
Board & Management Team.

We are asking our shareholders to support Bradley’s
Board of Directors and Management Team.

Board Nominees - Bradley

Board member since February 2006, brings almost 30 years of public accounting experience to Bradley.

Executive Vice President and Chief Financial Officer of Computer Horizons Corporation before serving as its President and CEO from March 2003 until October 2005

Audit Partner in charge of New Jersey practice, Grant Thornton LLP

Senior Audit Manager for Price Waterhouse

William J. Murphy

More than 36 years of pharmaceutical industry experience as a researcher/inventor, in Senior
Management and as a Director.

Founded in June 2004 and currently President and Chief Executive Officer of Americas Biotech
Distributor

President and Chief Executive Officer of Agile Therapeutics, Inc.

President and Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc.

Executive Vice President of North American Biologicals Inc.

President and Chief Executive Officer of Univax Biologics

Director of InKine Pharmaceutical Company Inc.

Holds three patents related to discoveries of certain protease inhibitors

Thomas Stagnaro

More than 32 years of pharmaceutical industry experience both at specialty pharmaceutical and large multi-national companies.

Currently President and Chief Executive Officer of CURE Pharmaceuticals

President and Chief Operating Officer of Auxilium Pharmaceuticals, Inc.

President and Chief Executive Officer of Prestwick Pharmaceuticals, Inc.

Senior Vice President and Chief Business Officer of ZymoGenetics, Inc.

President and Chief Operating Officer of Dura Pharmaceuticals

President, Americas, of Elan Pharmaceuticals

Robert Whitehead

Bradley Pharmaceuticals, Inc. Nominees

Bradley nominees are the voice of experience.

Board Nominees – Costa Brava

Currently is a consultant to a few small companies in the pharmaceutical industry, some of whom might represent a conflict of interest with Bradley.

Past consultant and part-time employee at Cardinal Health

Has not been a full-time employee at Cardinal for nearly 10 years, a period of tremendous change at Cardinal and in the drug industry

Douglas Linton

Has no meaningful FDA-related experience

Has not held a marketing position at any pharmaceutical company and has little experience advising or managing any pharmaceutical company

For the past 7 years, primary occupation has involved residential painting and construction services businesses

John Ross

Runs an approximately $125 million hedge fund, and there is no publicly available information that indicates that he has any specialty pharmaceutical industry experience.

Seth Hamot

Costa Brava Nominees

Costa Brava nominees are not the voice of meaningful
experience.

Board Nominees – Summary

NO

NO

NO

NO

YES

YES

Pharmaceutical Marketing Experience

Costa Brava Nominees

Bradley Pharmaceuticals, Inc.

Douglas
Linton

John

Ross

Seth

Hamot

William J.
Murphy

Thomas
Stagnaro

Robert
Whitehead

Qualifications

NO

YES

NO

NO

NO

NO

Primary Occupation – Residential Painting
Services

YES

YES

NO

NO

NO

NO

Paid $25,000 to be Nominated

YES

YES

YES

NO

NO

NO

Hand-picked by Seth Hamot

NO

YES

N/A

NO

NO

NO

Past Business Associate of Seth Hamot

NO

NO

NO

NO

NO

NO

Past Business Associate of Daniel Glassman

YES

YES

YES

YES

YES

YES

Independent by SEC, NYSE Definitions

NO

NO

NO

YES

YES

YES

Interviewed by our Independent Nominating and
Corporate Governance Committee

NO

NO

NO

YES

NO

NO

CFO Experience/CPA

NO

NO

NO

YES

YES

YES

FDA-Related Experience

NO

NO

YES*

YES

YES

YES

Public Board of Director Experience

NO

NO

NO

YES

YES

YES

Senior Pharmaceutical Executive, CEO

NO

NO

NO

YES

YES

YES

Specialty Pharmaceutical Company Experience

* Seth Hamot served on only one board for a relatively short period, and the company filed for bankruptcy shortly after he left.

Bradley Governance

Bradley is committed to continuously improving
governance to meet all regulatory requirements.

To enhance corporate governance in response to our
dramatic growth, in February 2006, we added to our Board:

Mr. William Murphy, CPA, to serve as a member, and now Chair, of the Board’s Audit Committee; and

Dr. Leonard Jacob to serve as Chairman of the Board’s Nominating and Corporate Governance Committee.

In August 2006, the Nominating and Corporate
Governance Committee approved the nominations of
Mr. Whitehead and Mr. Stagnaro.

Bradley Governance

Following the Annual Meeting:

Seven of the Company’s eight directors will be independent under
SEC and NYSE corporate governance standards.

Half of the Company’s eight directors will represent new voices since the beginning of 2006.

Each of the Board’s Audit Committee, Compensation
Committee and Nominating and Corporate Governance
Committee is comprised solely of independent outside
directors and operates under written charters. The current
charter for each of these committees and the Company’s
code of business conduct and ethics is publicly disclosed
on the Company’s web site at www.bradpharm.com.

Bradley Governance

Our Audit Committee includes two audit committee
financial experts.

Non-management directors meet in executive sessions to
discuss such topics as they determine.

Costa Brava criticizes our governance but its nominees
refused to meet with our Nominating Committee.

Its nominees were offered an opportunity to meet with our
Nominating and Corporate Governance Committee, in accordance with the Committee’s charter and the rules of the SEC and NYSE, and they refused.

Costa Brava Assertions

Costa Brava’s claim that our lease is a “conflict of interest”
is just simply wrong

In connection with the Board’s annual review of our Form 10-K, in which we have always disclosed the lease for our executive offices, and as part of its oversight obligations, the Company annually receives a written, independent third party analysis of comparable leases in our real estate market by a leading real estate firm.

Based on that analysis, the Board has determined each year that the rent paid by the Company for its executive offices per square foot is in the lower end of the range of lease rates in our market.

Costa Brava Assertions

Costa Brava’s claim that director and executive
management compensation was excessive is wrong

The compensation of our board members was set by the
Compensation Committee based upon a report from a leading
independent compensation consultant.

In preparing the report, the consultant took into account ongoing board and committee obligations as well as the Audit
Committee’s internal inquiry initiated in connection with an SEC request for documents.

In addressing executive management compensation, the
Compensation Committee relied on a number of criteria
described in the Compensation Committee Report included in
Bradley’s Proxy Statement, including a study of publicly available executive compensation for comparable companies, to determine appropriate compensation.

Costa Brava Assertions

Costa Brava’s claim that director and executive
management compensation was excessive is wrong

Contrary to Costa Brava’s claim, from 2003 to 2005, Daniel
Glassman’s compensation decreased by  25%, Brad Glassman’s
decreased by 19% and Ralph Landau’s decreased by 10%.  Brent
Lenczycki and Alan Goldstein had only modest increases.

Costa Brava Assertions

Costa Brava doesn’t understand our business

Misunderstands our business model and inventory and reserve
requirements.

Misunderstands our industry.

Offers superficial and unrealistic operational suggestions, such as attending conventions and trade association functions.

Offers no value-added ideas.

Costa Brava Proposals

Proposal to Split Position of Chairman and CEO

Costa Brava’s proposal that Bradley should split the Chairman and
CEO roles is contrary to customary practice at publicly traded healthcare companies.

At eight of the ten biggest U.S. healthcare companies, the
same executive serves as both CEO and Chairman, including
Johnson & Johnson, Amgen, Abbott Laboratories, Wyeth and
Eli Lilly.

Over 65% of the companies on the Standard & Poor’s
Healthcare Sector Index have the same executive serve as both
CEO and Chairman.

Half of all specialty pharmaceutical companies have the same executive as Chairman and CEO.

Costa Brava Proposals

Proposal to Split Position of Chairman and CEO

We strongly believe that such a separation is not right for Bradley.

Separation will create disruption, instability and a lack of continuity in a Management Team that has a history of
delivering revenue growth and profits.

This disruption could affect Bradley Management’s ability to execute its long-term shareholder value plan.

Costa Brava Proposals

Proposal to Recommend a Recapitalization Transaction

Costa Brava’s proposal to recommend a recapitalization
transaction is not in the best interests of shareholders.

Dual class structure promotes:

Stability and continuity in leadership and management

Focus on long-term objectives

Greater flexibility in financing growth and long-term
shareholder value

Costa Brava Proposals

Proposal Requesting Reimbursement of Solicitation
Expenses if any Costa Brava Nominees are Elected:

The Board believes that Costa Brava’s slate of nominees would not be in the best interests of the Company.  Therefore, Costa Brava should not be reimbursed for its solicitation expenses.

Further, we are concerned that, apart from its specific proposal, if any of Costa Brava’s proposals is approved, Costa Brava could seek to charge our shareholders for its solicitation.

The question is, how much?

Will they charge more than the $600,000 they charged TechTeam for similar actions that contributed to a loss for TechTeam in the June
2006 quarter and a significant loss in stock value since May 2006?

Summary of Issues

The election of Messrs. Murphy, Stagnaro and
Whitehead will benefit ALL Bradley shareholders:

New, Independent and Qualified Voices

Strong Specialty Pharmaceutical Experience

Strong Accounting Experience

The slate of Costa Brava nominees is not qualified.

No specialty pharmaceutical company experience.

Virtually no public company board experience.

No public accounting experience.

Costa Brava is a small ($125M), activist hedge fund driven
by self-interest.

Despite a questionable track record for increasing shareholder value, Costa Brava believes it can offer direction in the
management of a successful specialty pharmaceutical company
with a $300M market cap.

Costa Brava operates in the equivalent of a financial “black box”.

It provides almost no information about companies it has invested in and how those companies fared from Costa Brava’s
involvement.

Summary of Issues

Summary of Issues

Costa Brava has little relevant experience to the Bradley
proxy situation.

Particular attention should be paid to TechTeam Global, the only other company where Costa Brava has won board presence,
replacing half the previous board members:

Since a settlement was reached in May 2006, the stock has
fallen more than 23%.*

One analyst has called the new board a “dud”.

The four “success stories” cited by Costa Brava in its ISS
presentation, upon deeper examination, highlight that
Costa Brava has no track record of providing strategic
advice on business operations or growth opportunities and
has primarily been concerned with protecting its debt and
preferred stock positions - not the interests of all
shareholders.

* As of October 10, 2006

Summary of Issues

Costa Brava needs to explain to Bradley shareholders:

What companies have benefited from their guidance/leadership?

How has any company benefited from Costa Brava’s investment
and oversight?

Why are they nominating a self-interested voting clique to protect their interests and not the interests of all shareholders?

Summary of Issues

Costa Brava refuses to recognize our accomplishments.

They have ignored the remarkable job Bradley has done to
preserve prescription demand for its brands, in light of intense generic competition.

Costa Brava is trying to take credit for Bradley’s success.

They claim they are responsible for Bradley’s financial success, but that is not true.  Net Sales were up more than 17% and our Net
Income more than 110% for the First Half 2006.

Summary of Issues

Costa Brava is attacking the Board and Management of a
successful company with a strong track record

Bradley has averaged annual Net Sales growth of 50% since 2000.

Bradley has posted annual net profits for 5 consecutive years.

Bradley’s stock value has significantly out-performed other
companies in the specialty pharmaceutical sector for at least the last 12 months.

YTD Bradley stock is up more than 80%.*

* As of October 10, 2006

Bradley Pharmaceuticals Net Sales
$135
$115
$95
$75
$55
$35
$15
1999
2000
2001
2002
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Why Bradley

Bradley averaged annual Net Sales growth of 50% since 2000
and has posted annual Net Profits for five consecutive years.

$ in Millions

Why Bradley

LTM  9/15/05 – 10/10/06

1/1/06 – 10/10/06

-5.97%

-3.52%

Specialty Pharmaceutical Company Avg.

(per Company, excluding Bradley)

Change in Value

Change in Value

Company

-3.03%

  9.25%

Valeant Pharmaceuticals (VRX)

-5.57%

-1.17%

Sepracor Inc. (SEPR)

-0.78%

18.02%

Sciele Pharma (SCRX)

-33.15%

-18.42%

Salix Pharmaceuticals (SLXP)

4.58%

4.93%

Medicis (MRX)

-25.62%

-3.96%

KOS Pharmaceuticals (KOSP)

  8.19%

-0.53%

King Pharmaceuticals (KG)

13.95%

  8.44%

Endo Pharmaceuticals (ENDP)

-40.80%

-28.81%

Connetics Corporation (CNCT)

34.73%

3.81%

CollaGenex Pharmaceuticals (CGPI)

-32.07%

-23.59%

Barrier Therapeutics (BTRX)

7.87%

-10.18%

Axcan Pharma (AXCA)

44.33%

81.07%

Bradley Pharmaceuticals (BDY)

Bradley stock has significantly out-performed comparable
companies in specialty pharma sector over the past 12 mos.

Additional Information

On September 29, 2006, Bradley filed with the SEC and began mailing to its stockholders a notice of annual meeting and a definitive proxy statement, together with a WHITE proxy card that can be used to elect our independent director nominees and to vote upon all the proposals expected to be presented at the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF BRADLEY
ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE,
BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BRADLEY AND THE 2006
ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain additional copies of the notice of annual meeting and proxy statement, including the WHITE proxy card, and other documents filed by
Bradley with the SEC when they become available, by contacting Bradley at Bradley Pharmaceuticals,
Inc., Investor Relations, 383 Route 46 West, Fairfield, NJ 07004-2402, or by telephone at (973) 882-1505, ext. 313. Copies of the proxy materials may also be requested by contacting our proxy solicitor,
Georgeson, Inc., toll-free at 1-866-856- 2826. In addition, documents filed with the SEC by Bradley are available free of charge at the SEC's website at www.sec.gov.

Bradley, its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of Bradley's security holders in connection with its 2006 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the definitive proxy statement.